GUARANTY
                        (Material Domestic Subsidiaries)


         GUARANTY, dated as of June 27, 1997 (this "Guaranty"), made by certain subsidiaries of DIMON Incorporated, a Virginia corporation (the "Borrower"), now or hereafter becoming parties hereto (collectively, the "Guarantors"), in favor of NationsBank, N.A., as administrative agent (the "Administrative Agent"), the Lenders (as defined below) and all other Persons holding any of the Guaranty Obligations (as defined below).

                             PRELIMINARY STATEMENTS.

         Certain lenders (together with other lenders that may from time to time become parties thereto the "Lenders"), the Administrative Agent, First Union National Bank, as Documentation Agent, and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland," New York Branch and Societe Generale, as Co-Agents, have entered into a Credit Agreement dated as of June 27, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"; terms defined therein and not otherwise defined herein being used herein as therein defined) with the Borrower.

         Pursuant to the Credit Agreement, the Lenders have agreed to make Advances to the Borrower in accordance with the terms thereof.

         It is a condition precedent to the making of any Advance by the Lenders under the Credit Agreement that the Guarantors shall have executed and delivered this Guaranty.

         The Guarantors will derive substantial direct and indirect benefit from the transactions contemplated by the Credit Agreement.

         NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make Advances under the Credit Agreement, each Guarantor hereby agrees as follows:

         SECTION 1. Guaranty. Each Guarantor hereby jointly and severally, irrevocably and unconditionally, guarantees the due and punctual payment of all present and future indebtedness and other liabilities of the Borrower owing to the Administrative Agent, any Lender, any Person entitled to indemnification pursuant to Section 11.3 of the Credit Agreement, and their respective successors, transferees or assigns, of every type and description, whether or not evidenced by any note, guaranty or other instrument, arising under or in connection with the Credit Agreement, the Notes or any other Loan Document, whether or not for the payment of money, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired, including, without limitation, all principal, interest, charges, expenses, fees, attorneys, fees and disbursements and any other sum chargeable to the Borrower under the Credit Agreement, or any other Loan Document, whether at stated maturity, by acceleration or otherwise, and the performance of all obligations of the Borrower now or hereafter existing under the Credit Agreement, the Notes and the other Loan Documents (such obligations being the "Guaranty Obligations"), and agrees to pay any and all expenses (including counsel fees and expenses) incurred by the Administrative Agent, the Lenders or any other Persons holding any of the Guaranty Obligations in enforcing any rights under this Guaranty without limiting the generality of the foregoing, to the fullest extent permitted by law, each Guarantor's liability shall extend to all amounts which constitute part of the Guaranty Obligations and would be owed by the Borrower under the Credit Agreement, the Notes and the other Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Borrower. The foregoing guaranty shall be a guaranty of payment and not of collection merely.

         SECTION 2. Guaranty Absolute. Each Guarantor guarantees that the Guaranty Obligations will be paid and performed strictly in accordance with the terms of the Credit Agreement, the Notes and the other Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Administrative Agent, the Lenders or any other Persons holding any of the Guaranty Obligations with respect thereto. The obligations of each Guarantor under this Guaranty are independent of the Guaranty Obligations, and a separate action or actions may be brought and prosecuted against any Guarantor to enforce this Guaranty, irrespective of whether any action is brought against the Borrower, any other Guarantor or any other guarantor of the Guaranty Obligations, or whether the Borrower or any other Guarantor is joined in any such action or actions. The liability of each Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

                  (a) any lack of validity or enforceability of the Credit Agreement, the Notes, the other Loan Documents or any other agreement or instrument relating thereto;

                  (b) any change in the time, manner or place of payment of, or in any other term of, or any extension or renewal of, all or any of the Guaranty Obligations, or any other amendment or waiver of or any consent to departure from the Credit Agreement, the Notes or the other Loan Documents, including, without limitation, any increase in the Guaranty Obligations resulting from the extension of additional credit to the Borrower under the Credit Agreement or the Other Loan Documents;

                  (c) any taking, exchange, release or non-perfection of any collateral, or any taking, release, or amendment or waiver of, or consent to departure from, any other guaranty, for all or any of the Guaranty Obligations;

                  (d) any manner of application of collateral, or proceeds thereof, to all or any of the Guaranty Obligations, or any manner of sale or other disposition of any collateral for all or any of the Guaranty Obligations or any other assets of the Borrower, any other Guarantor or any other guarantor of the Guaranty Obligations;

                  (e) any change, restructuring or termination of the corporate structure or existence of the Borrower, any other Guarantor or any other guarantor of the Guaranty Obligations; or

                  (f) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Borrower, any other Guarantor or any other guarantor of the Guaranty Obligations.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranty Obligations is rescinded or must otherwise be returned by any of the Administrative Agent, Lenders or other Persons holding any of the Guaranty Obligations upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made.

         SECTION 3. Waiver. Each Guarantor hereby waives promptness, diligence, presentment, demand of payment, protest, notice of acceptance of this Guaranty, notice of any liability to which it may apply and any other notice with respect to any of the Guaranty Obligations, this Guaranty and any requirement that any of the Administrative Agent, Lenders or other Persons holding any of the Guaranty Obligations protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against the Borrower, any other Guarantor or any other person or entity or any collateral. Without limiting the generality of the foregoing provisions of this
Section 3, each Guarantor hereby specifically waives the benefits of N.C. Gen. Stat. ss.ss. 26-7 through 26-9, inclusive.

         SECTION 4. Subrogation. Upon the making by any Guarantor of any payment hereunder for the account of the Borrower, such Guarantor shall be subrogated to the rights of the payee against the Borrower with respect to such payment; provided, that such Guarantor shall not enforce any right or receive any payment by way of subrogation until all of the Guaranty Obligations shall have been paid in full and the Commitments have been terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights prior to the payment in full of the Guaranty Obligations and the termination of the Commitments, such amounts shall be held in trust for the benefit of the Administrative Agent, the Lenders and any other holder of the Guaranty Obligations and shall forthwith be paid on demand to the Administrative Agent to be credited and applied to the Guaranty Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement or to be held by the Administrative Agent as collateral security for any Guaranty Obligations existing.

         SECTION 5. Limitation of Guaranty Obligations. Anything herein to the contrary notwithstanding:

         (a) It is the intent of the Guarantors, the Administrative Agent, the Lenders and any other Person holding any of the Guaranty Obligations that each Guarantor's maximum obligations hereunder (such Guarantor's "Maximum Guaranty Liability") shall not be in excess of (after giving effect to all rights of such Guarantor to contribution or subrogation provided herein):

                  (i) in a case or proceeding commenced by or against such Guarantor under the Bankruptcy Code of 1978, 11 U.S.C. ss. 101 et. seq., as amended (the "Bankruptcy Code"), on or within one year from the date on which any of the Guaranty Obligations are incurred, the maximum amount which would not otherwise cause the obligations of such Guarantor hereunder (or any other obligations of such Guarantor to the Administrative Agent, the Lenders and any other Person holding any of the Guaranty Obligations) to be avoidable or unenforceable against such Guarantor under (A) Section 548 of the Bankruptcy Code or (B) any state fraudulent transfer or fraudulent conveyance act or statute applied in such case or proceeding by virtue of Section 544 of the Bankruptcy Code; or

                  (ii) in a case or proceeding commenced by or against such Guarantor under the Bankruptcy Code subsequent to one year from the date on which any of the Guaranty Obligations are incurred, the maximum amount which would not otherwise cause the obligations of such Guarantor hereunder (or any other obligations of such Guarantor to the Administrative Agent, the Lenders and any other Person holding any of the Guaranty Obligations) to be voidable or unenforceable against such Guarantor under any state fraudulent transfer or fraudulent conveyance act or statute applied in any such case or proceeding by virtue of
         Section 544 of the Bankruptcy Code; or

                  (iii) in a case or proceeding commenced by or against such Guarantor under any law, statute or regulation other than the Bankruptcy Code relating to dissolution, liquidation, conservatorship, bankruptcy, moratorium, readjustment of debt, compromise, rearrangement, receivership, insolvency, reorganization or similar debtor relief from time to time in effect affecting the rights of creditors generally (collectively, "Other Debtor Relief Law"), the maximum amount which would not otherwise cause the obligations of such Guarantor hereunder (or any other obligations of such Guarantor to the Administrative Agent, the Lenders and any other Person holding any of the Guaranty Obligations) to be avoidable or unenforceable against such Guarantor under such other Debtor Relief Law, including, without limitation, any state fraudulent transfer or fraudulent conveyance act or statute applied in any such case or proceeding. (The substantive laws under which the possible avoidance or unenforceability of the obligations of any Guarantor hereunder (or any other obligations of such Guarantor to the Administrative Agent, the Lenders and any other Person holding any of the Guaranty Obligations) shall be determined in any such case or proceeding shall hereinafter be referred to as the "Avoidance Provisions").

         (b) To the end set forth in Section 5(a)(i), (ii) or (iii), but only to the extent that the obligations of any Guarantor hereunder would otherwise be subject to avoidance under any Avoidance Provisions if such Guarantor is not deemed to have received valuable consideration, fair value or reasonably equivalent value for such obligations, or if the obligations of any Guarantor hereunder would render such Guarantor not Solvent as of the time any of the obligations of such Guarantor are deemed to have been incurred under such Avoidance Provisions, then the obligations of such Guarantor hereunder shall be reduced to that amount which, after giving effect thereto, would not cause the obligations of such Guarantor hereunder (or any other obligations of such Guarantor to the Administrative Agent, the Lenders or any other Person holding any of the Guaranty Obligations), as so reduced, to be subject to avoidance under such Avoidance Provisions. This Section 5(b) is intended solely to preserve the rights hereunder of the Administrative Agent, the Lenders and any other Person holding any of the Guaranty Obligations to the maximum extent that would not cause the obligations of the Guarantors hereunder to be subject to avoidance under any Avoidance Provisions, and no Guarantor nor any other Person shall have any right or claim under this Section 5(b) as against the Administrative Agent, the Lenders or any other Person holding any of the Guaranty Obligations that would not otherwise be available to such Person under the Avoidance Provisions.

         SECTION 6. Contribution Obligations. In the event that any Guarantor (the "Funding Guarantor") shall make any payment or payments under this Guaranty or shall suffer any loss as a result of any realization upon any collateral granted by it to secure its obligations hereunder, each other Guarantor (each, a "Contributing Guarantor") hereby agrees to contribute to the Funding Guarantor an amount equal to such Contributing Guarantor's pro rata share of such Payment or payments made, or losses suffered, by such Funding Guarantor determined by reference to the ratio of (a) the amount, expressed in Dollars, of the percentage of each such Contributing Guarantor's Net Assets (without giving effect to any right to receive any contribution or subrogation or obligation to make any contribution hereunder), to (b) the sum of the Net Assets of all Guarantors (including the Funding Guarantor) hereunder (without giving effect to any right to receive contribution or subrogation hereunder or any obligation to make any contribution hereunder); provided, that the Contributing Guarantor shall not be obligated to make any such payment to the Funding Guarantor if the Contributing Guarantor is not Solvent at the time of such contribution or if the Contributing Guarantor would be rendered not Solvent as a result thereof. Nothing in this Section 6 shall affect each Guarantor's several liability for the entire amount of the Guaranty Obligations, subject only to the limitations set forth in Section 6. For the purposes of this Section 6, (x) the "Net Assets" of any Guarantor shall mean the highest amount, as of any Determination Date, by which (A) the aggregate present fair saleable value of the assets of such Guarantor exceeds (B) the amount of all the debts and liabilities of such
Guarantor (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of such Guarantor hereunder), and (y) "Determination Date" shall mean each of (1) the Closing Date, (2) the date of commencement of a case under Title 11 of the Code in which a Guarantor is a debtor, and (3) the date enforcement hereunder is sought with respect to such Guarantor. Each Funding Guarantor covenants and agrees that its right to receive any contribution from any Contributing Guarantor hereunder shall be subordinated and junior in right of payment in full of all of the Guaranty Obligations.

         SECTION 7. Amendments, Etc. No amendment or waiver of any provision of this Guaranty, and no consent to any departure by any Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders (or the Administrative Agent with the consent of the Required Lenders) and the Guarantors, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given, provided, however, that no amendment, waiver or consent shall, unless in writing and signed by all the Lenders, (a) limit the liability of any Guarantor hereunder, (b) postpone any date fixed for payment hereunder or (c) change the number of Lenders required to take any action hereunder.

         SECTION 8. Addresses for Notices. All notices and other communications provided for hereunder shall be given in the manner specified in the Credit Agreement, (i) if to any Guarantor, at 512 Bridge Street, Danville, Virginia 24543-0681 Attention: President and (ii) if to the Administrative Agent or any Lender, at its address specified in the Credit Agreement, or, as to any of them, at such other address as shall be designated by such party in a written notice to each other party.

         SECTION 9. No Waiver; Remedies. No failure on the part of the Administrative Agent, any Lender or any other Person holding any of the Guaranty Obligations to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. No notice to or demand on any Guarantor in any case shall entitle such Guarantor to any other or further notice or demand in any similar or other circumstances or constitute a waiver of the rights of the Administrative Agent, the Lenders or any other Person holding any of the Guaranty Obligations to any other or further action in any circumstances without notice or demand. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         SECTION 10. Right of Set-off. Upon (i) the occurrence and during the continuance of any Event of Default and (ii) the making of the request or the granting of the consent specified by Section 9.2 of the Credit Agreement to authorize the Administrative Agent to declare the Notes due and payable pursuant to the provisions of said Section 9.2, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of any Guarantor against any and all of the obligations of the Guarantors now or hereafter existing under this Guaranty, whether or, not such Lender shall have made any demand under this Guaranty and although such obligations may be contingent and unmatured. Each Lender agrees promptly to notify the Guarantors after any such set-off and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender under this Section 10 are in addition to other rights and remedies (including, without limitation, other rights; of set-off) which such Lender may have.

         SECTION 11. Continuing Guaranty; Assignments under Credit Agreement. This Guaranty is an irrevocable and continuing guaranty and shall (i) remain in full force and effect until the later of (x) the payment in full of the Guaranty Obligations (including, without limitation, all of the Advances) and all amounts payable under this Guaranty and (y) the expiration or termination of the Commitments, (ii) be binding upon each Guarantor, its successors and assigns and
(iii) inure to the benefit of, and be enforceable by, the Administrative Agent, the Lenders and any other Person holding any of the Guaranty Obligations, and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), the Administrative Agent or any Lender may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitment, the Advances owing to it, and any Note held by
it) to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to the Administrative Agent or such Lender herein or otherwise, subject, however, to the provisions of Article 10 (concerning the Administrative Agent) and Section
11.5 of the Credit Agreement (concerning assignments and participations).

         SECTION 13. Additional Guarantors. In the event that any Material Domestic Subsidiary of the Borrower now existing or hereafter created or acquired is required under Section 7.7 of the Credit Agreement to become a Guarantor hereunder, such Material Domestic Subsidiary shall become a Guarantor hereunder and be bound by all of the terms and conditions hereof, upon delivering to the Administrative Agent an executed counterpart of a Supplement to Guaranty in the form of Exhibit A hereto.

         SECTION 14.  Governing  Law.  THIS  GUARANTY  SHALL BE GOVERNED BY, AND
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF VIRGINIA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THAT STATE.

         SECTION  15.  Consent to Jurisdiction; Waiver of Jury Trial.

                  (a) EACH GUARANTOR, IN RESPECT OF ITSELF AND ITS PROPERTIES, REPRESENTS THAT IT IS SUBJECT TO (AND HEREBY IRREVOCABLY SUBMITS TO) THE NON-EXCLUSIVE JURISDICTION OF ANY COURT IN THE STATE OF NORTH CAROLINA IN MECKLENBURG COUNTY, OR OF THE UNITED STATES FOR THE WESTERN DISTRICT OF NORTH CAROLINA, IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY, AND EACH GUARANTOR IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT. EACH GUARANTOR IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY OBJECTION TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORM.

                  (b) EACH GUARANTOR IRREVOCABLY CONSENTS TO PROCESS BEING SERVED IN ANY SUIT, ACTION OR PROCEEDING OF THE NATURE REFERRED TO IN PARAGRAPH
(a) OF THIS SECTION 15 BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED AIR MAIL, POSTAGE PREPAID, RETURN RECEIPT REQUESTED, TO THE ADDRESS OF THE BORROWER SPECIFIED IN OR DESIGNATED PURSUANT TO SECTION 8. EACH GUARANTOR IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ALL CLAIM OF ERROR BY REASON OF ANY SUCH SERVICE AND AGREES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, THAT SAID SERVICE (A) SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON SUCH GUARANTOR IN ANY SUCH SUIT, ACTION OR PROCEEDING AND (B) SHALL BE TAKEN AND HELD TO BE VALID PERSONAL SERVICE UPON AND PERSONAL DELIVERY TO SUCH GUARANTOR.

                  (c) TO THE FULLEST EXTENT PERMITTED BY LAW, EACH GUARANTOR HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                  The foregoing provisions shall not limit the right of any Lender, the Administrative Agent or any other Person holding any of the Guaranty Obligations to serve process in any other manner permitted by law or limit the right of any Lender or the Administrative Agent or other Person holding any of the Guaranty Obligations to bring any suit, action or proceeding or to obtain execution on any judgment rendered in any suit, action or proceeding in any other appropriate jurisdiction or in any other matter.

         SECTION 16. Acknowledgment of Receipt of Loan Documents. Each Guarantor hereby acknowledges receipt and hereby consents to the terms, of the Credit Agreement and each of the other Loan Documents.

         SECTION 17. Severability. In the case any provision in or obligation under this Guaranty shall be determined to be invalid, illegal or unenforceable, in whole or in part, under applicable law, the validity, legality and enforceability of the remaining provisions or obligations of this Guaranty shall not in any way be affected or impaired thereby.

         IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.


                                     GUARANTORS:


                                     DIMON INTERNATIONAL, INC.

                                     By:_______________________________
                                     Name:
                                     Title:



                                     FLORIMEX WORLDWIDE, INC.

                                     By:_______________________________
                                     Name:
                                     Title:


The undersigned, on behalf of the Lenders, hereby acknowledges and consents to the terms of the foregoing Guaranty:

NATIONSBANK, N.A., as Administrative Agent

By:_______________________________
Name:
Title:

                                    EXHIBIT A

                             SUPPLEMENT TO GUARANTY


                  THIS SUPPLEMENT TO GUARANTY (this "Supplement"), dated as of ______________ __, 19__, made by _______________, a ________________ corporation
(the "Additional Guarantor"), in favor of NationsBank, N.A., as administrative agent (the "Administrative Agent"), the Lenders (as defined below) and all other Persons holding any of the Guaranty Obligations (as defined below).

                             PRELIMINARY STATEMENTS.

                  A. Certain lenders (together with other lenders that may from time to time become parties thereto the "Lenders"), the Administrative Agent, First Union National Bank, as Documentation Agent, and Cooperatieve Centrale
Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland," New York Branch and Societe Generale, as Co-Agents, have entered into a certain Credit Agreement, dated as of June 27, 1997 (as amended or otherwise modified from time to time, the "Credit Agreement"; terms defined therein and not otherwise defined herein being used herein as therein defined) with DIMON Incorporated, a Virginia corporation (the "Borrower"). Pursuant to that certain Guaranty, dated as of June 27, 1997 (as amended or otherwise modified from time to time, the "Guaranty"), certain of the Borrower's Subsidiaries (the "Guarantors") have guarantied the Obligations of the Borrower.

                  B. Pursuant to Section 7.7 of the Credit Agreement, the Borrower is required to cause the Additional Guarantor to become a party to this Supplement, and it is a condition to the obligations of the Lenders to continue to make Advances under the Credit Agreement that the Additional Guarantor execute and deliver to the Administrative Agent this Supplement, and the Additional Guarantor desires to execute and deliver this Supplement to satisfy such requirement and condition.

                  NOW, THEREFORE, in consideration of the premises and in order to ensure the Borrower's compliance with and to induce the Lenders to make Advances under the Credit Agreement, the Additional Guarantor hereby agrees as follows:

                  SECTION 1. Additional Guarantor. The Additional Guarantor hereby assumes all obligations, and agrees to be bound by all covenants, agreements and obligations, of a Guarantor under, and shall be a Guarantor for all purposes of, the Guaranty and shall be fully liable thereunder to the Administrative Agent, any Lender or any Person entitled to indemnification pursuant to Section 11.3 of the Credit Agreement, or any of their respective successors, transferees or assigns, to the same extent and with the same effect as though the Additional Guarantor had been one of the Guarantors originally executing and delivering the Guaranty. Without limiting the foregoing:

                  (a) The Additional Guarantor hereby irrevocably and unconditionally, jointly and severally with all other Guarantors, guarantees the due and punctual payment of all present and future indebtedness and other liabilities of the Borrower owing to the Administrative Agent, any Lender, any Person entitled to indemnification pursuant to Section 11.3 of the Credit Agreement, and their respective successors, transferees or assigns, of every type and description, whether or not evidenced by any note, guaranty or either instrument, arising under or in connection with the Credit Agreement, the Notes or any other Loan Document, whether or not for the payment of money, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired, including, without limitation, all principal, interest, charges, expenses, fees, attorneys' fees and disbursements and any other sum chargeable to the Borrower under the Credit Agreement or any other Loan Document, whether at stated maturity, by acceleration or otherwise, and the performance, of all obligations of the Borrower now or hereafter existing under the Credit Agreement, the Notes and the other Loan Documents (such obligations being the "Guaranty Obligations"), and agrees to pay any and all expenses (including counsel fees and expenses) incurred by the Administrative Agent, the Lenders or any other Persons holding any of the Guaranty Obligations in enforcing any rights under this Guaranty. Without limiting the generality of the foregoing, the Guarantor's liability shall extend to all amounts which constitute part of the Guaranty Obligations and would be owed by the Borrower under the Credit Agreement, the Notes and the other Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Borrower;

                  (b) The Additional Guarantor guarantees that the Guaranty Obligations will be paid and performed strictly in accordance with the terms of the Credit Agreement, the Notes and the other Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Administrative Agent, the Lenders or any other Persons holding any of the Guaranty Obligations with respect thereto. The obligations of the Additional Guarantor under this Guaranty are independent of the Guaranty Obligations, and a separate action or actions may be brought and prosecuted against the Additional Guarantor to enforce this Guaranty, irrespective of whether any action is brought against the Borrower, any other Guarantor or any other guarantor of the Guaranty Obligations or whether the Borrower or any other Guarantor is joined in any such action or actions;

                  (c) The foregoing guaranty shall be a guaranty of payment and not of collection merely;

                  (d) The foregoing guarantee is subject to the limitations expressly provided in Section 5 of the Guaranty and to the other terms and conditions governing the guaranty of Guarantors under the Guaranty, including, without limitation, Section 2 of the Guaranty;

                  (e) All references in the Guaranty to the "Guarantors" or any "Guarantor" or to the "Funding Guarantor" or the "Contributing Guarantor" as applicable, shall be deemed to include and to refer to the Additional Guarantor.

         SECTION 2. Waiver. The Additional Guarantor hereby waives promptness, diligence, presentment, demand of payment, protest, notice of acceptance of this Guaranty, notice of any liability to which it may apply and any other notice with respect to any of the Guaranty Obligations, this Guaranty and any requirement that the Administrative Agent, Lenders or other Persons holding any of the Guaranty Obligations protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against the Borrower, any other Guarantor or any other person or entity or any collateral. Without limiting the generality of the foregoing provisions of this Section 2, the Additional Guarantor hereby specifically waives the benefits of N.C. Gen. Stat. ss.ss. 26-7 through 26-9, inclusive.

         SECTION 3. Subrogation. Upon the making by the Additional Guarantor of any payment under the Guaranty (and this Supplement) for the account of the Borrower, the Additional Guarantor shall be subrogated to the rights of the payee against the Borrower with respect to such payment; provided that, the Additional Guarantor shall not enforce any right or receive any payment by way of subrogation until all of the Guaranty Obligations shall have been paid in full and the Commitments have been terminated. If any amount shall be paid to the Additional Guarantor on account of such subrogation rights prior to the payment in full of the Guaranty Obligations and the termination of the Commitments, such amounts shall be held in trust for the benefit of the
Administrative Agent, the Lenders and any other holder of the Guaranty Obligations and shall forthwith be paid to the Administrative Agent to be credited and applied upon the Guaranty Obligations, whether matured or unmatured, in accordance with the terms; of the Credit Agreement or to be held by the Administrative Agent as collateral security for any Guaranty Obligations existing.

         SECTION 4. Successors and Assigns. The Guaranty (together with this Supplement) constitutes an irrevocable and continuing guaranty and shall (i) remain in full force and effect until the later of (x) the payment in full of the Guaranty Obligations and all amounts payable under the Guaranty (and this Supplement) and (y) the expiration or termination of the Commitments, (ii) be binding upon the Additional Guarantor, its successors and assigns and (iii) inure to the benefit of, and be enforceable by, the Administrative Agent, the Lenders and any other Person holding any of the Guaranty Obligations, and their respective successors, transferees and assigns.

         SECTION 5. GOVERNING LAW. THIS SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF VIRGINIA, APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THAT STATE.

         SECTION  6.       Consent to Jurisdiction; Waiver of Jury Trial.

         (a) THE ADDITIONAL GUARANTOR, IN RESPECT OF ITSELF AND ITS PROPERTIES, REPRESENTS THAT IT IS SUBJECT TO (AND HEREBY IRREVOCABLY SUBMITS TO) THE NON-EXCLUSIVE JURISDICTION OF ANY COURT IN THE STATE OF NORTH CAROLINA IN MECKLENBURG COUNTY, OR OF THE UNITED STATES FOR THE WESTERN DISTRICT OF NORTH CAROLINA, IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY, AND THE ADDITIONAL GUARANTOR IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT. THE ADDITIONAL GUARANTOR IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY OBJECTION TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORM.

         (b) THE ADDITIONAL GUARANTOR IRREVOCABLY CONSENTS TO PROCESS BEING SERVED IN ANY SUIT, ACTION OR PROCEEDING OF THE NATURE REFERRED TO IN CLAUSE (a) OF THIS SECTION 6 BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED AIR MAIL, POSTAGE PREPAID, RETURN RECEIPT REQUESTED, TO THE ADDITIONAL GUARANTOR AT ITS ADDRESS AT ___________________________. THE ADDITIONAL GUARANTOR IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ALL CLAIM OF ERROR BY REASON OF ANY SUCH SERVICE AND AGREES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, THAT SAID SERVICE (A) SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON SUCH GUARANTOR IN ANY SUCH SUIT, ACTION OR PROCEEDING AND (B) SHALL BE TAKEN AND HELD TO BE VALID PERSONAL SERVICE UPON AND PERSONAL DELIVERY TO THE ADDITIONAL GUARANTOR.

         (c) TO THE FULLEST EXTENT PERMITTED BY LAW, THE ADDITIONAL GUARANTOR HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY LEGAL
PROCEEDING ARISING OUT OF OR RELATED TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         The foregoing provisions shall not limit the right of any Lender, the Administrative Agent or any other Person holding any of the Guaranty Obligations to serve process in any other manner permitted by law or limit the right of any Lender or the Administrative Agent or other Person holding any of the Guaranty Obligations to bring any suit, action or proceeding or to obtain execution on any judgment rendered in any suit, action or proceeding in any other appropriate jurisdiction or in any other matter.

                  IN WITNESS WHEREOF, the Additional Guarantor has caused this Supplement to be duly executed and delivered by its duly authorized officer as of the date first above written:


                                     ADDITIONAL GUARANTOR:


                                     __________________________________

                                     By:_______________________________
                                     Name:
                                     Title: